FHLB Advances, Related Party Notes Payable and Other Borrowings - Schedule of Due or Callable Notes (Detail) (FHLB Advances and Related Party Notes Payable, USD $)
In Thousands, unless otherwise specified
Sep. 30, 2014
FHLB Advances and Related Party Notes Payable
Debt Instrument [Line Items]
2015	$ 70,594
2016	90,000
2017	25,000
2018	60,795
2019	100,000
2020 and thereafter	270,000
Total	$ 616,389